Exhibit 99.2

Supplemental Financial Information For the quarter ended June 30, 2022 August 3, 2022

Supplemental Financial Information August 3, 2022

Supplemental Financial Information August 3, 2022

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information August 3, 2022

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of August 3, 2022 owns 15 hotels comprised of 7,735 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership and disposition of hotels considered to be Long-Term Relevant Real Estate®.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

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Supplemental Financial Information August 3, 2022

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to NAREIT’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

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Supplemental Financial Information August 3, 2022

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Acquisition costs: under GAAP, costs associated with acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; debt resolution costs; lease terminations; property insurance proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net (income) loss allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components (prior to our acquisition of the noncontrolling partner’s equity interest in the partnership in June 2022). We also exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash finance lease expense recorded on the building lease at the Hyatt Centric Chicago Magnificent Mile (prior to the hotel’s sale in February 2022). We determined that the building lease is a finance lease, and, therefore, we include a portion of the lease payment each month in interest expense. We adjust EBITDAre for the finance lease in order to more accurately reflect the actual rent due to the hotel’s lessor in the current period, as well as the operating performance of the hotel. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

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Supplemental Financial Information August 3, 2022

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligation as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership components (prior to our acquisition of the noncontrolling partner’s equity interest in the partnership in June 2022). We also exclude the real estate amortization of our right-of-use assets and related lease obligations, which includes the amortization of both our finance and operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income (loss) to EBITDAre, Adjusted EBITDAre, excluding noncontrolling interest, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package. Beginning with the quarter ended March 31, 2022, the Company’s calculation of Adjusted FFO attributable to common stockholders excludes the noncash amortization expense associated with deferred stock compensation. Adjusted FFO attributable to common stockholders for the prior periods presented in this supplemental package have also been adjusted to exclude this expense.

The Total Portfolio consists of all 15 hotels owned by the Company as of June 30, 2022. The Total Portfolio includes both prior ownership results and the Company’s ownership results for The Confidante Miami Beach, acquired by the Company in June 2022. The Company obtained prior ownership information from the hotel’s previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. Total Portfolio operating statistics for the second quarter and first six months of 2021 include both prior ownership results and the Company’s ownership results for the Montage Healdsburg, acquired in April 2021. The Company obtained prior ownership information from the previous owner of the Montage Healdsburg during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

The Comparable Portfolio includes the same 12 hotels owned by the Company during the second quarters and first six months of 2022, 2021 and 2019 plus both prior ownership results and the Company’s ownership results for The Confidante Miami Beach, acquired by the Company in June 2022.

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Supplemental Financial Information August 3, 2022

PRO FORMA CORPORATE FINANCIAL INFORMATION

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information August 3, 2022

Pro Forma Consolidated Statements of Operations

Q2 2022 – Q3 2021, Trailing 12 Months

	Quarter Ended (1)				Trailing 12 Months
(Unaudited and in thousands, except per share data)	June 30,	March 31,	December 31,	September 30,	Ended
	2022	2022	2021	2021	June 30, 2022 (1)
Revenues
Room	$167,194	$115,515	$109,660	$105,973	$498,342
Food and beverage	74,307	42,911	37,133	27,739	182,090
Other operating	18,711	24,360	20,838	20,904	84,813
Total revenues	260,212	182,786	167,631	154,616	765,245

Operating Expenses
Room	38,626	30,425	29,615	28,216	126,882
Food and beverage	48,304	34,233	31,334	25,975	139,846
Other expenses	87,269	75,023	69,235	65,033	296,560
Corporate overhead	8,717	10,714	8,203	15,422	43,056
Depreciation and amortization	31,720	31,711	30,766	30,196	124,393
Impairment losses	—	—	1,671	1,014	2,685
Total operating expenses	214,636	182,106	170,824	165,856	733,422

Interest and other income	116	4,380	13	2	4,511
Interest expense	(5,938)	(4,964)	(6,440)	(7,019)	(24,361)
Gain (loss) on extinguishment of debt, net	21	(213)	(292)	61	(423)
Gain (loss) before income taxes	39,775	(117)	(9,912)	(18,196)	11,550
Income tax provision, net	(28)	(136)	(18)	(25)	(207)
Net income (loss)	$39,747	$(253)	$(9,930)	$(18,221)	$11,343

Total Portfolio Hotel Adjusted EBITDAre (2)	$87,308	$42,687	$38,050	$35,766	$203,811

Pro Forma Adjusted EBITDAre (3)	$80,031	$37,103	$34,287	$33,090	$184,511

Pro Forma Adjusted FFO attributable to common stockholders (4)	$69,051	$26,183	$23,074	$21,876	$140,184

Pro Forma Adjusted FFO attributable to common stockholders per diluted share (4)	$0.33	$0.12	$0.11	$0.10	$0.66

*Footnotes on page 11

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Supplemental Financial Information August 3, 2022

Pro Forma Consolidated Statements of Operations

Q4 2021 – Q1 2021, FY 2021

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2021
Revenues
Room	$109,660	$105,973	$82,045	$36,080	$333,758
Food and beverage	37,133	27,739	17,020	6,659	88,551
Other operating	20,838	20,904	17,162	11,808	70,712
Total revenues	167,631	154,616	116,227	54,547	493,021

Operating Expenses
Room	29,615	28,216	21,668	11,591	91,090
Food and beverage	31,334	25,975	17,160	7,430	81,899
Other expenses	69,235	65,033	51,374	38,142	223,784
Corporate overhead	8,203	15,422	9,467	7,177	40,269
Depreciation and amortization	30,766	30,196	30,285	28,183	119,430
Impairment losses	1,671	1,014	—	—	2,685
Total operating expenses	170,824	165,856	129,954	92,523	559,157

Interest and other income (loss)	13	2	21	(379)	(343)
Interest expense	(6,440)	(7,019)	(7,100)	(6,693)	(27,252)
(Loss) gain on extinguishment of debt, net	(292)	61	88	222	79
Loss before income taxes	(9,912)	(18,196)	(20,718)	(44,826)	(93,652)
Income tax provision, net	(18)	(25)	(23)	(43)	(109)
Net loss	$(9,930)	$(18,221)	$(20,741)	$(44,869)	$(93,761)

Total Portfolio Hotel Adjusted EBITDAre (2)	$38,050	$35,766	$21,533	$(7,911)	$87,438

Pro Forma Adjusted EBITDAre (3)	$34,287	$33,090	$19,886	$(8,513)	$78,750

Pro Forma Adjusted FFO attributable to common stockholders (4)	$23,074	$21,876	$8,366	$(19,515)	$33,801

Pro Forma Adjusted FFO attributable to common stockholders per diluted share (4)	$0.11	$0.10	$0.04	$(0.09)	$0.16

*Footnotes on page 11

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Supplemental Financial Information August 3, 2022

Pro Forma Consolidated Statements of Operations

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2019
Revenues
Room	$140,388	$145,477	$154,320	$140,689	$580,874
Food and beverage	59,112	53,525	67,089	63,338	243,064
Other operating	17,415	17,523	16,271	15,124	66,333
Total revenues	216,915	216,525	237,680	219,151	890,271

Operating Expenses
Room	36,422	37,604	37,604	35,979	147,609
Food and beverage	40,345	38,763	42,286	41,704	163,098
Other expenses	73,100	71,415	73,549	73,328	291,392
Corporate overhead	7,275	7,395	8,078	7,516	30,264
Depreciation and amortization	28,231	28,315	27,684	27,541	111,771
Total operating expenses	185,373	183,492	189,201	186,068	744,134

Interest and other income	3,060	3,762	4,811	4,924	16,557
Interest expense	(6,880)	(9,074)	(11,634)	(10,149)	(37,737)
Income before income taxes	27,722	27,721	41,656	27,858	124,957
Income tax (provision) benefit, net	(1,034)	749	(2,676)	3,112	151
Net income	$26,688	$28,470	$38,980	$30,970	$125,108

Comparable Portfolio Hotel Adjusted EBITDAre (5)	$67,146	$68,778	$84,305	$68,415	$288,644

Pro Forma Adjusted EBITDAre (3)	$64,653	$66,936	$82,652	$67,767	$282,008

Pro Forma Adjusted FFO attributable to common stockholders (4)	$53,324	$56,618	$71,082	$55,805	$236,829

Pro Forma Adjusted FFO attributable to common stockholders per diluted share (4)	$0.25	$0.27	$0.34	$0.27	$1.13

*Footnotes on page 11

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Supplemental Financial Information August 3, 2022

Pro Forma Consolidated Statements of Operations

Footnotes

(1)	Excludes results for the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile due to their sales in October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile due to their sale in March 2022. Includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, adjusted for the Company's pro forma depreciation expense. Pro Forma Consolidated Statements of Operations for each of the quarters and the year ended December 31, 2019 also excludes results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace and the Renaissance Los Angeles Airport due to their sales in October 2019, July 2020 and December 2020, respectively, as well as results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel’s mortgage holder which transferred the Company’s leasehold interest in the hotel to the mortgage holder, and the elimination of interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020.
(2)	Total Portfolio Hotel Adjusted EBITDAre reconciliations for the second quarters of 2022 and 2021 can be found later in this presentation. Additional details can be found in our earnings release, furnished in Exhibit 99.1 to our 8-K filed on August 3, 2022.
(3)	Pro Forma Adjusted EBITDAre reconciliations for each of the quarters, years and the Trailing 12 Months included in this presentation can be found in the following pages and reflect the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(4)	Pro Forma Adjusted FFO attributable to common stockholders and Pro Forma Adjusted FFO attributable to common stockholders per diluted share reconciliations for each of the quarters, years and the Trailing 12 Months included in this presentation can be found in the following pages and reflect the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(5)	Comparable Portfolio Hotel Adjusted EBITDAre reconciliation for the second quarter of 2019 can be found later in this presentation.

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information August 3, 2022

Pro Forma Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Q2 2022 – Q3 2021, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	June 30,	March 31,	December 31,	September 30,	Ended
(In thousands)	2022	2022	2021	2021	June 30, 2022

Net income (loss)	$37,692	$15,123	$138,324	$(22,124)	$169,015
Operations held for investment:
Depreciation and amortization	30,893	31,360	32,598	32,585	127,436
Interest expense	5,938	5,081	7,201	7,983	26,203
Income tax provision, net	28	136	18	25	207
(Gain) loss on sale of assets, net	—	(22,946)	(152,524)	12	(175,458)
Impairment losses	—	—	1,671	1,014	2,685
EBITDAre	74,551	28,754	27,288	19,495	150,088

Operations held for investment:
Amortization of deferred stock compensation	2,853	3,578	2,212	3,165	11,808
Amortization of right-of-use assets and obligations	(354)	(346)	(340)	(335)	(1,375)
Amortization of contract intangibles, net	(18)	(6)	—	—	(24)
Finance lease obligation interest - cash ground rent	—	(117)	(351)	(351)	(819)
Property-level severance	—	—	(284)	—	(284)
Property-level severance related to sold hotels	—	—	—	4,562	4,562
(Gain) loss on extinguishment of debt, net	(21)	213	428	(61)	559
Prior year property tax adjustments, net	—	—	—	605	605
Lawsuit settlement cost	—	—	21	691	712
CEO transition costs	—	—	815	7,976	8,791
Hurricane-related losses net of (insurance proceeds)	138	(2,893)	2,612	1,621	1,478
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,343)	(1,134)	(335)	(933)	(4,745)
Depreciation and amortization	(666)	(790)	(791)	(791)	(3,038)
Interest expense	(206)	(168)	(160)	(181)	(715)
Amortization of right-of-use asset and obligation	60	72	73	72	277
Lawsuit settlement cost	—	—	(5)	(173)	(178)
Adjustments to EBITDAre, net	(557)	(1,591)	3,895	15,867	17,614

Adjusted EBITDAre, excluding noncontrolling interest	73,994	27,163	31,183	35,362	167,702
Sold hotel Adjusted EBITDAre (1)	—	2,172	(1,434)	(4,742)	(4,004)
Acquisition hotel Adjusted EBITDAre (2)	6,037	7,768	4,538	2,470	20,813

Pro Forma Adjusted EBITDAre	$80,031	$37,103	$34,287	$33,090	$184,511

*Footnotes on page 14

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Supplemental Financial Information August 3, 2022

Pro Forma Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Attributable to Common Stockholders

Q2 2022 – Q3 2021, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	June 30,	March 31,	December 31,	September 30,	Ended
(In thousands, except per share data)	2022	2022	2021	2021	June 30, 2022

Net income (loss)	$37,692	$15,123	$138,324	$(22,124)	$169,015
Preferred stock dividends and redemption charges	(3,773)	(3,773)	(3,349)	(6,287)	(17,182)
Operations held for investment:
Real estate depreciation and amortization	30,456	31,027	31,976	31,959	125,418
(Gain) loss on sale of assets, net	—	(22,946)	(152,524)	12	(175,458)
Impairment losses	—	—	1,671	1,014	2,685
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,343)	(1,134)	(335)	(933)	(4,745)
Real estate depreciation and amortization	(666)	(790)	(791)	(791)	(3,038)
FFO attributable to common stockholders	61,366	17,507	14,972	2,850	96,695

Operations held for investment:
Amortization of deferred stock compensation	2,853	3,578	2,212	3,165	11,808
Real estate amortization of right-of-use assets and obligations	(294)	(286)	87	87	(406)
Amortization of contract intangibles, net	143	60	—	—	203
Noncash interest on derivatives, net	(1,023)	(1,842)	(1,211)	(616)	(4,692)
Property-level severance	—	—	(284)	—	(284)
Property-level severance related to sold hotels	—	—	—	4,562	4,562
(Gain) loss on extinguishment of debt, net	(21)	213	428	(61)	559
Prior year property tax adjustments, net	—	—	—	605	605
Lawsuit settlement cost	—	—	21	691	712
Preferred stock redemption charges	—	—	—	2,624	2,624
CEO transition costs	—	—	815	7,976	8,791
Hurricane-related losses net of (insurance proceeds)	138	(2,893)	2,612	1,621	1,478
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	60	72	73	72	277
Noncash interest on derivatives, net	(2)	2	1	(20)	(19)
Lawsuit settlement cost	—	—	(5)	(173)	(178)
Adjustments to FFO attributable to common stockholders, net	1,854	(1,096)	4,749	20,533	26,040

Adjusted FFO attributable to common stockholders	63,220	16,411	19,721	23,383	122,735
Sold hotel Adjusted FFO (1)	—	2,172	(1,024)	(4,129)	(2,981)
Acquisition hotel Adjusted FFO (2)	5,831	7,600	4,377	2,309	20,117
Equity transactions (3)	—	—	—	313	313

Pro Forma Adjusted FFO attributable to common stockholders	$69,051	$26,183	$23,074	$21,876	$140,184

Pro Forma Adjusted FFO attributable to common stockholders per diluted share	$0.33	$0.12	$0.11	$0.10	$0.66

Basic weighted average shares outstanding	213,183	217,271	217,870	217,709	216,508
Shares associated with unvested restricted stock awards	354	305	445	296	350
Diluted weighted average shares outstanding	213,537	217,576	218,315	218,005	216,858
Equity transactions (3)	(2,038)	(6,374)	(7,115)	(7,115)	(5,661)
Pro Forma diluted weighted average shares outstanding	211,499	211,202	211,200	210,890	211,198

*Footnotes on page 14

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Supplemental Financial Information August 3, 2022

Pro Forma Reconciliation of Net Income (Loss) to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q2 2022 – Q3 2021, Trailing 12 Months Footnotes

(1)	Sold Hotel Adjusted EBITDAre and Adjusted FFO include results for the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022.
(2)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(3)	Equity Transactions represent the reduction in preferred stock dividends due to the redemption of the 6.45% Series F Cumulative Redeemable Preferred Stock in August 2021, offset by the issuance of the 5.70% Series I Cumulative Redeemable Preferred Stock in July 2021. It also includes the repurchases of 3,879,025 and 3,235,958 shares of common stock in the first and second quarters of 2022, respectively.

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information August 3, 2022

Pro Forma Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Q4 2021 – Q1 2021, FY 2021

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2021	2021	2021	2021	2021

Net income (loss)	$138,324	$(22,124)	$(27,918)	$(55,287)	$32,995
Operations held for investment:
Depreciation and amortization	32,598	32,585	32,729	30,770	128,682
Interest expense	7,201	7,983	8,065	7,649	30,898
Income tax provision, net	18	25	23	43	109
(Gain) loss on sale of assets, net	(152,524)	12	—	70	(152,442)
Impairment losses	1,671	1,014	—	—	2,685
EBITDAre	27,288	19,495	12,899	(16,755)	42,927

Operations held for investment:
Amortization of deferred stock compensation	2,212	3,165	4,659	2,752	12,788
Amortization of right-of-use assets and obligations	(340)	(335)	(338)	(331)	(1,344)
Finance lease obligation interest - cash ground rent	(351)	(351)	(351)	(351)	(1,404)
Property-level severance	(284)	—	—	—	(284)
Property-level severance related to sold hotels	—	4,562	—	—	4,562
Loss (gain) on extinguishment of debt, net	428	(61)	(88)	(222)	57
Prior year property tax adjustments, net	—	605	(1,162)	(827)	(1,384)
Lawsuit settlement cost	21	691	—	—	712
CEO transition costs	815	7,976	—	—	8,791
Hurricane-related losses	2,612	1,621	—	—	4,233
Noncontrolling interest:
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(335)	(933)	596	1,975	1,303
Depreciation and amortization	(791)	(791)	(806)	(810)	(3,198)
Interest expense	(160)	(181)	(159)	(161)	(661)
Amortization of right-of-use asset and obligation	73	72	73	72	290
Lawsuit settlement cost	(5)	(173)	—	—	(178)
Adjustments to EBITDAre, net	3,895	15,867	2,424	2,097	24,283

Adjusted EBITDAre, excluding noncontrolling interest	31,183	35,362	15,323	(14,658)	67,210
Sold hotel Adjusted EBITDAre (1)	(1,434)	(4,742)	2,391	5,751	1,966
Acquisition hotel Adjusted EBITDAre (2)	4,538	2,470	2,172	394	9,574

Pro Forma Adjusted EBITDAre	$34,287	$33,090	$19,886	$(8,513)	$78,750

*Footnotes on page 17

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information August 3, 2022

Pro Forma Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2021 – Q1 2021, FY 2021

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2021	2021	2021	2021	2021

Net income (loss)	$138,324	$(22,124)	$(27,918)	$(55,287)	$32,995
Preferred stock dividends and redemption charges	(3,349)	(6,287)	(7,795)	(3,207)	(20,638)
Operations held for investment:
Real estate depreciation and amortization	31,976	31,959	32,104	30,143	126,182
(Gain) loss on sale of assets, net	(152,524)	12	—	70	(152,442)
Impairment losses	1,671	1,014	—	—	2,685
Noncontrolling interest:
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(335)	(933)	596	1,975	1,303
Real estate depreciation and amortization	(791)	(791)	(806)	(810)	(3,198)
FFO attributable to common stockholders	14,972	2,850	(3,819)	(27,116)	(13,113)

Operations held for investment:
Amortization of deferred stock compensation	2,212	3,165	4,659	2,752	12,788
Real estate amortization of right-of-use assets and obligations	87	87	77	85	336
Noncash interest on derivatives, net	(1,211)	(616)	(709)	(869)	(3,405)
Property-level severance	(284)	—	—	—	(284)
Property-level severance related to sold hotels	—	4,562	—	—	4,562
Loss (gain) on extinguishment of debt, net	428	(61)	(88)	(222)	57
Prior year property tax adjustments, net	—	605	(1,162)	(827)	(1,384)
Lawsuit settlement cost	21	691	—	—	712
Preferred stock redemption charges	—	2,624	4,016	—	6,640
CEO transition costs	815	7,976	—	—	8,791
Hurricane-related losses	2,612	1,621	—	—	4,233
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	73	72	73	72	290
Noncash interest on derivatives, net	1	(20)	—	—	(19)
Lawsuit settlement cost	(5)	(173)	—	—	(178)
Adjustments to FFO attributable to common stockholders, net	4,749	20,533	6,866	991	33,139

Adjusted FFO attributable to common stockholders	19,721	23,383	3,047	(26,125)	20,026
Sold hotel Adjusted FFO (1)	(1,024)	(4,129)	3,005	6,356	4,208
Acquisition hotel Adjusted FFO (2)	4,377	2,309	2,013	233	8,932
Equity transactions (3)	—	313	301	21	635

Pro Forma Adjusted FFO attributable to common stockholders	$23,074	$21,876	$8,366	$(19,515)	$33,801

Pro Forma Adjusted FFO attributable to common stockholders per diluted share	$0.11	$0.10	$0.04	$(0.09)	$0.16

Basic weighted average shares outstanding	217,870	217,709	215,113	214,438	216,296
Shares associated with unvested restricted stock awards	445	296	352	210	326
Diluted weighted average shares outstanding	218,315	218,005	215,465	214,648	216,622
Equity transactions (3)	(7,115)	(7,115)	(4,645)	(4,201)	(5,781)
Pro Forma diluted weighted average shares outstanding	211,200	210,890	210,820	210,447	210,841

*Footnotes on page 17

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information August 3, 2022

Pro Forma Reconciliation of Net Income (Loss) to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2021 – Q1 2021, FY 2021 Footnotes

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include results for the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022.
(2)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(3)	Equity Transactions represent the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuances of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the issuance of 2,913,682 shares of common stock in the second quarter of 2021 and the repurchase of 7,114,983 shares of common stock in the first and second quarters of 2022.

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information August 3, 2022

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2019	2019	2019	2019	2019

Net income	$45,414	$33,545	$45,918	$17,916	$142,793
Operations held for investment:
Depreciation and amortization	37,264	37,573	36,524	36,387	147,748
Interest expense	10,822	13,259	15,816	14,326	54,223
Income tax provision (benefit), net	1,034	(749)	2,676	(3,112)	(151)
Gain on sale of assets	(42,935)	—	—	—	(42,935)
Impairment loss	24,713	—	—	—	24,713
EBITDAre	76,312	83,628	100,934	65,517	326,391

Operations held for investment:
Amortization of deferred stock compensation	2,145	2,146	2,900	2,122	9,313
Amortization of right-of-use assets and obligations	(259)	(253)	(251)	(19)	(782)
Finance lease obligation interest - cash ground rent	(407)	(589)	(590)	(589)	(2,175)
Prior year property tax adjustments, net	(121)	(9)	109	189	168
Prior owner contingency funding	—	—	(900)	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	(2,508)	(1,955)	(1,599)	(7,060)
Depreciation and amortization	(803)	(793)	(640)	(639)	(2,875)
Interest expense	(476)	(532)	(558)	(560)	(2,126)
Amortization of right-of-use asset and obligation	73	72	73	72	290
Adjustments to EBITDAre, net	(846)	(2,466)	(1,812)	(1,023)	(6,147)

Adjusted EBITDAre, excluding noncontrolling interest	75,466	81,162	99,122	64,494	320,244
Sold/Disposed hotel Adjusted EBITDAre (1)	(15,066)	(17,992)	(21,581)	(3,428)	(58,067)
Acquisition hotel Adjusted EBITDAre (2)	4,253	3,766	5,111	6,701	19,831

Pro Forma Adjusted EBITDAre	$64,653	$66,936	$82,652	$67,767	$282,008

*Footnotes on Page 20

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information August 3, 2022

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2019	2019	2019	2019	2019

Net income	$45,414	$33,545	$45,918	$17,916	$142,793
Preferred stock dividends	(3,208)	(3,208)	(3,207)	(3,207)	(12,830)
Operations held for investment:
Real estate depreciation and amortization	36,639	36,951	35,900	35,770	145,260
Gain on sale of assets	(42,935)	—	—	—	(42,935)
Impairment loss	24,713	—	—	—	24,713
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	(2,508)	(1,955)	(1,599)	(7,060)
Real estate depreciation and amortization	(803)	(793)	(640)	(639)	(2,875)
FFO attributable to common stockholders	58,822	63,987	76,016	48,241	247,066

Operations held for investment:
Amortization of deferred stock compensation	2,145	2,146	2,900	2,122	9,313
Real estate amortization of right-of-use assets and obligations	147	146	146	151	590
Noncash interest on derivatives and finance lease obligations, net	(857)	1,155	3,634	2,119	6,051
Prior year property tax adjustments, net	(121)	(9)	109	189	168
Prior owner contingency funding	—	—	(900)	—	(900)
Noncash income tax provision (benefit), net	934	390	2,648	(3,284)	688
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	73	72	73	72	290
Adjustments to FFO attributable to common stockholders, net	2,321	3,900	8,610	1,369	16,200

Adjusted FFO attributable to common stockholders	61,143	67,887	84,626	49,610	263,266
Sold/Disposed hotel Adjusted FFO (1)	(13,225)	(16,144)	(19,747)	(1,608)	(50,724)
Acquisition hotel Adjusted FFO (2)	3,704	3,162	4,480	6,069	17,415
Debt and equity transactions (3)	1,702	1,713	1,723	1,734	6,872

Pro Forma Adjusted FFO attributable to common stockholders	$53,324	$56,618	$71,082	$55,805	$236,829

Pro Forma Adjusted FFO attributable to common stockholders per diluted share	$0.25	$0.27	$0.34	$0.27	$1.13

Basic weighted average shares outstanding	223,638	224,530	227,389	227,219	225,681
Shares associated with unvested restricted stock awards	448	253	145	260	276
Diluted weighted average shares outstanding	224,086	224,783	227,534	227,479	225,957
Equity transactions (3)	(13,972)	(14,864)	(17,741)	(17,755)	(16,069)
Pro Forma diluted weighted average shares outstanding	210,114	209,919	209,793	209,724	209,888

*Footnotes on Page 20

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information August 3, 2022

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2019 – Q1 2019, FY 2019 Footnotes

(1)	Sold/Disposed hotel Adjusted EBITDAre and Adjusted FFO include results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace, the Renaissance Los Angeles Airport, the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2019, July 2020, December 2020, October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022. In addition, includes results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(2)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(3)	Debt and Equity Transactions represent the reduction in interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020, along with the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuances of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the reduction of 3,783,936 shares of common stock repurchased in the second, third and fourth quarters of 2019, the 9,770,081 shares repurchased in the first quarter of 2020 and the 7,114,983 shares repurchased in the first and second quarters of 2022 offset by the issuance of 2,913,682 shares of common stock in the second quarter of 2021.

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information August 3, 2022

CAPITALIZATION

CAPITALIZATION	Page 21

Supplemental Financial Information August 3, 2022

Comparative Capitalization
Q2 2022 – Q2 2021

	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands, except per share data)	2022	2022	2021	2021	2021

Common Share Price & Dividends
At the end of the quarter	$9.92	$11.78	$11.73	$11.94	$12.42
High during quarter ended	$12.68	$12.07	$13.23	$12.48	$13.55
Low during quarter ended	$9.64	$10.15	$10.48	$10.68	$11.90
Common dividends per share	$—	$—	$—	$—	$—

Common Shares & Units
Common shares outstanding	212,451	215,668	219,334	219,334	219,043
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	212,451	215,668	219,334	219,334	219,043

Capitalization
Market value of common equity	$2,107,512	$2,540,568	$2,572,785	$2,618,845	$2,720,515
Liquidation value of preferred equity - Series F	—	—	—	—	75,000
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series I	100,000	100,000	100,000	100,000	—
Consolidated debt	805,443	575,934	611,437	745,484	746,303
Consolidated total capitalization	3,194,205	3,397,752	3,465,472	3,645,579	3,723,068

Noncontrolling interest in consolidated debt	—	(55,000)	(55,000)	(55,000)	(55,000)
Pro rata total capitalization	$3,194,205	$3,342,752	$3,410,472	$3,590,579	$3,668,068

Consolidated debt to consolidated total capitalization	25.2%	17.0%	17.6%	20.4%	20.0%
Pro rata debt to pro rata total capitalization	25.2%	15.6%	16.3%	19.2%	18.8%
Consolidated debt and preferred equity to consolidated total capitalization	34.0%	25.2%	25.8%	28.2%	26.9%
Pro rata debt and preferred equity to pro rata total capitalization	34.0%	24.0%	24.6%	27.1%	25.8%

CAPITALIZATION	Page 22

Supplemental Financial Information August 3, 2022

Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	June 30, 2022	Subsequent	August 3, 2022
Debt	Collateral	Spread	Date (1)	Balance	Events (2)	Balance

Secured Mortgage Debt (3)	Hilton San Diego Bayfront	2.31%	12/09/2023	$220,000	$—	$220,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	77,143	—	77,143
Series A Senior Notes (4)	Unsecured	5.94%	01/10/2026	65,000	—	65,000
Term Loan 1 (5)	Unsecured	3.04%	07/25/2027	19,400	155,600	175,000
Revolving Credit Facility (6)	Unsecured	3.19%	07/25/2027	230,000	(230,000)	—
Series B Senior Notes (4)	Unsecured	6.04%	01/10/2028	105,000	—	105,000
Term Loan 2 (5)	Unsecured	3.17%	01/25/2028	88,900	86,100	175,000

TOTAL CONSOLIDATED DEBT				$805,443	$11,700	$817,143

Preferred Stock
Series G cumulative redeemable preferred (7)		2.266%	perpetual	$66,250	$—	$66,250
Series H cumulative redeemable preferred		6.125%	perpetual	115,000	—	115,000
Series I cumulative redeemable preferred		5.70%	perpetual	100,000	—	100,000
Total Preferred Stock				$281,250	$—	$281,250

Debt Statistics
% Fixed Rate Debt						52.9%
% Floating Rate Debt						47.1%
Average Interest Rate						3.59%
Weighted Average Maturity of Debt (1)						3.9 years

(1)	Maturity Date assumes the exercise of all available extensions for the revolving credit facility and the loan secured by the Hilton San Diego Bayfront. By extending these loans, the Company's weighted average maturity of debt increases from 3.6 years to 3.9 years.
(2)	In July 2022, the Company entered into the Second Amended and Restated Credit Agreement (the "Second Amended Credit Agreement"), which increased both of the balances of Term Loan 1 and Term Loan 2 to $175.0 million each. The Company utilized the proceeds received from the incremental borrowing on the term loans to fully repay the $230.0 million that was outstanding on its revolving credit facility.
(3)	Interest on the mortgage debt secured by the Hilton San Diego Bayfront bears a blended rate of one-month LIBOR plus 105 basis points.
(4)	The 2020 and 2021 amendments to the Company's unsecured debt agreements increased the annual interest rates on the Senior Notes by 1.25% through September 30, 2022. Thereafter, the increased interest rates will step down on a quarterly basis to their original stated rates based on the achievement of certain leverage ratios. The interest rates presented reflect the terms of the unsecured debt amendments as of June 30, 2022.
(5)	Pursuant to the Second Amended Credit Agreement, interest rates on the term loans are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. At June 30, 2022, the applicable adjusted term SOFR was 1.79%, resulting in effective interest rates of 3.04% and 3.17% for Term Loan 1 and Term Loan 2, respectively. The interest rates include the effects of the Company's interest rate derivative swap agreements.
(6)	Pursuant to the Second Amended Credit Agreement, the revolving credit facility's interest rate is calculated on a leverage-based pricing grid ranging from 140 to 225 basis points over the applicable adjusted term SOFR. At June 30, 2022, the applicable adjusted term SOFR was 1.79%, resulting in an effective interest rate of 3.19%.
(7)	The Series G cumulative redeemable preferred stock has an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's investment in the resort. During the first six months of 2022, the Company declared cash dividends of $0.44295 per share and together with the cash dividends of $0.123426 per share declared for the last six months of 2021, this equates to an annual yield of 2.266%. The annual dividend rate is expected to increase in 2023 to the greater of 3.0% or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort.

CAPITALIZATION	Page 23

Supplemental Financial Information August 3, 2022

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 24

Supplemental Financial Information August 3, 2022

Hotel Information as of August 3, 2022

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	15.38%	Leasehold	2011 / 2022
2	Boston Park Plaza	Massachusetts	Independent	1,060	13.70%	Fee Simple	2013
3	Hyatt Regency San Francisco	California	Hyatt	821	10.61%	Fee Simple	2013
4	Renaissance Washington DC	Washington DC	Marriott	807	10.43%	Fee Simple	2005
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	10.10%	Fee Simple	2005
6	Wailea Beach Resort	Hawaii	Marriott	547	7.07%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	6.48%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	5.37%	Fee Simple	2007
9	Renaissance Long Beach	California	Marriott	374	4.84%	Fee Simple	2005
10	The Confidante Miami Beach	Florida	Hyatt	339	4.38%	Fee Simple	2022
11	The Bidwell Marriott Portland	Oregon	Marriott	258	3.34%	Fee Simple	2000
12	Hilton New Orleans St. Charles	Louisiana	Hilton	252	3.26%	Fee Simple	2013
13	Oceans Edge Resort & Marina	Florida	Independent	175	2.26%	Fee Simple	2017
14	Montage Healdsburg	California	Montage	130	1.68%	Fee Simple	2021
15	Four Seasons Resort Napa Valley (4)	California	Four Seasons	85	1.10%	Fee Simple	2021

	Total Portfolio			7,735	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space fronting Canal Street that is not integral to the hotel’s operations.
(4)	The number of rooms at the Four Seasons Resort Napa Valley excludes rooms provided by owners of the separately owned Four Seasons Private Residences Napa Valley who may periodically electe to participate in the residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 25

Supplemental Financial Information August 3, 2022

Property-Level Operating Statistics

ADR, Occupancy and RevPAR

Q2 2022/2021/2019

	ADR				Occupancy				RevPAR
Hotels sorted by number of rooms	For the Three Months Ended June 30,				For the Three Months Ended June 30,				For the Three Months Ended June 30,
	2022	2021	2019	2022 vs. 2019	2022	2021	2019	2022 vs. 2019	2022	2021	2019	2022 vs. 2019
Hilton San Diego Bayfront (1)	$279.99	$180.95	$251.17	11.5%	83.7%	48.5%	78.7%	6.4%	$234.35	$87.76	$197.67	18.6%
Boston Park Plaza	$240.08	$148.49	$246.19	(2.5)%	84.2%	32.5%	97.0%	(13.2)%	$202.15	$48.26	$238.80	(15.3)%
Hyatt Regency San Francisco (1)	$271.08	$195.14	$310.18	(12.6)%	59.3%	22.3%	90.9%	(34.8)%	$160.75	$43.52	$281.95	(43.0)%
Renaissance Washington DC (1)	$271.60	$134.44	$250.42	8.5%	68.1%	56.4%	86.5%	(21.3)%	$184.96	$75.82	$216.61	(14.6)%
Renaissance Orlando at SeaWorld®	$185.03	$144.01	$165.86	11.6%	73.9%	45.1%	82.1%	(10.0)%	$136.74	$64.95	$136.17	0.4%
Wailea Beach Resort	$667.64	$582.08	$447.36	49.2%	82.4%	74.7%	93.5%	(11.9)%	$550.14	$434.81	$418.28	31.5%
JW Marriott New Orleans	$257.10	$171.31	$212.68	20.9%	70.9%	49.3%	88.5%	(19.9)%	$182.28	$84.46	$188.22	(3.2)%
Marriott Boston Long Wharf	$402.51	$289.36	$384.60	4.7%	73.2%	37.2%	89.9%	(18.6)%	$294.64	$107.64	$345.76	(14.8)%
Renaissance Long Beach	$215.21	$173.40	$203.31	5.9%	80.0%	83.2%	82.3%	(2.8)%	$172.17	$144.27	$167.32	2.9%
The Confidante Miami Beach	$320.55	$226.56	$191.46	67.4%	73.1%	81.3%	80.5%	(9.2)%	$234.32	$184.19	$154.13	52.0%
The Bidwell Marriott Portland	$171.46	$144.97	$194.29	(11.8)%	54.6%	19.3%	88.2%	(38.1)%	$93.62	$27.98	$171.36	(45.4)%
Hilton New Orleans St. Charles	$198.99	$128.31	$171.88	15.8%	69.7%	46.5%	81.4%	(14.4)%	$138.70	$59.66	$139.91	(0.9)%
Oceans Edge Resort & Marina (1)	$433.53	$445.71	$233.87	85.4%	78.2%	86.8%	92.2%	(15.2)%	$339.02	$386.88	$215.63	57.2%

Comparable Portfolio (2)	$295.40	$230.00	$259.21	14.0%	74.6%	48.3%	87.1%	(14.4)%	$220.37	$111.09	$225.77	(2.4)%

Montage Healdsburg	$1,102.12	$1,008.94	N/A	N/A	68.0%	61.1%	N/A	N/A	$749.44	$616.46	N/A	N/A
Four Seasons Resort Napa Valley	$1,839.15	N/A	N/A	N/A	49.7%	N/A	N/A	N/A	$914.06	N/A	N/A	N/A

Total Portfolio (3)	$319.79				74.2%				$237.28

*Footnotes on page 29

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 26

Supplemental Financial Information August 3, 2022

Property-Level Operating Statistics

ADR, Occupancy and RevPAR

Q2 YTD 2022/2021/2019

	ADR				Occupancy				RevPAR
Hotels sorted by number of rooms	For the Six Months Ended June 30,				For the Six Months Ended June 30,				For the Six Months Ended June 30,
	2022	2021	2019	2022 vs. 2019	2022	2021	2019	2022 vs. 2019	2022	2021	2019	2022 vs. 2019
Hilton San Diego Bayfront (1)	$267.35	$171.19	$254.09	5.2%	71.1%	32.4%	77.0%	(7.7)%	$190.09	$55.47	$195.65	(2.8)%
Boston Park Plaza	$211.21	$145.99	$205.16	2.9%	66.4%	23.9%	88.9%	(25.3)%	$140.24	$34.89	$182.39	(23.1)%
Hyatt Regency San Francisco (1)	$250.25	$194.61	$330.83	(24.4)%	51.7%	15.6%	87.6%	(41.0)%	$129.38	$30.36	$289.81	(55.4)%
Renaissance Washington DC (1)	$256.77	$138.20	$246.97	4.0%	53.5%	54.8%	80.1%	(33.2)%	$137.37	$75.73	$197.82	(30.6)%
Renaissance Orlando at SeaWorld®	$196.76	$138.31	$181.66	8.3%	67.2%	32.3%	82.9%	(18.9)%	$132.22	$44.67	$150.60	(12.2)%
Wailea Beach Resort	$665.62	$566.06	$471.61	41.1%	80.8%	54.8%	93.2%	(13.3)%	$537.82	$310.20	$439.54	22.4%
JW Marriott New Orleans	$249.93	$163.02	$219.64	13.8%	60.5%	36.4%	87.5%	(30.9)%	$151.21	$59.34	$192.19	(21.3)%
Marriott Boston Long Wharf	$357.44	$277.30	$313.87	13.9%	56.0%	23.6%	84.2%	(33.5)%	$200.17	$65.44	$264.28	(24.3)%
Renaissance Long Beach	$209.02	$163.70	$198.07	5.5%	75.2%	55.5%	82.5%	(8.8)%	$157.18	$90.85	$163.41	(3.8)%
The Confidante Miami Beach	$345.17	$209.49	$223.77	54.3%	77.8%	80.7%	84.8%	(8.3)%	$268.54	$169.06	$189.76	41.5%
The Bidwell Marriott Portland	$161.34	$143.18	$179.18	(10.0)%	45.9%	14.6%	83.6%	(45.1)%	$74.06	$20.90	$149.79	(50.6)%
Hilton New Orleans St. Charles	$194.73	$121.48	$180.50	7.9%	56.3%	35.1%	80.5%	(30.1)%	$109.63	$42.64	$145.30	(24.5)%
Oceans Edge Resort & Marina (1)	$492.53	$415.29	$273.90	79.8%	82.0%	82.0%	93.6%	(12.4)%	$403.87	$340.54	$256.37	57.5%

Comparable Portfolio (2)	$291.43	$221.08	$257.14	13.3%	64.6%	37.2%	84.4%	(23.5)%	$188.26	$82.24	$217.03	(13.3)%

Montage Healdsburg	$1,016.69	$975.75	N/A	N/A	58.8%	40.8%	N/A	N/A	$597.81	$398.11	N/A	N/A
Four Seasons Resort Napa Valley	$1,656.21	N/A	N/A	N/A	47.1%	N/A	N/A	N/A	$780.07	N/A	N/A	N/A

Total Portfolio (3)	$313.93				64.3%				$201.86

*Footnotes on page 29

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 27

Supplemental Financial Information August 3, 2022

Property-Level Operating Statistics

Total RevPAR (TRevPAR)

Q2 and YTD 2022/2021/2019

Hotels sorted by number of rooms	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2022	2021	2019	2022 vs. 2019	2022	2021	2019	2022 vs. 2019
Hilton San Diego Bayfront (1)	$402.03	$127.07	$356.92	12.6%	$331.67	$82.24	$349.76	(5.2)%
Boston Park Plaza	$295.62	$59.66	$326.96	(9.6)%	$202.72	$44.15	$257.47	(21.3)%
Hyatt Regency San Francisco (1)	$241.56	$54.42	$414.75	(41.8)%	$195.20	$38.46	$422.89	(53.8)%
Renaissance Washington DC (1)	$277.09	$86.60	$335.22	(17.3)%	$206.20	$83.54	$311.59	(33.8)%
Renaissance Orlando at SeaWorld®	$308.85	$118.32	$308.77	0.0%	$293.48	$84.88	$337.14	(13.0)%
Wailea Beach Resort	$839.76	$575.42	$606.91	38.4%	$797.74	$413.11	$625.00	27.6%
JW Marriott New Orleans	$222.70	$104.29	$248.33	(10.3)%	$188.54	$73.75	$254.23	(25.8)%
Marriott Boston Long Wharf	$400.38	$145.09	$484.62	(17.4)%	$279.24	$89.33	$378.03	(26.1)%
Renaissance Long Beach	$222.93	$162.07	$227.64	(2.1)%	$204.37	$105.12	$226.59	(9.8)%
The Confidante Miami Beach	$382.34	$277.42	$291.30	31.3%	$415.59	$262.65	$329.75	26.0%
The Bidwell Marriott Portland	$123.82	$34.95	$196.54	(37.0)%	$100.43	$26.61	$172.85	(41.9)%
Hilton New Orleans St. Charles	$156.84	$78.46	$157.04	(0.1)%	$147.23	$55.81	$163.96	(10.2)%
Oceans Edge Resort & Marina (1)	$525.19	$551.63	$348.03	50.9%	$580.64	$487.25	$387.51	49.8%

Comparable Portfolio (2)	$341.54	$150.34	$347.80	(1.8)%	$291.77	112.60	$336.09	(13.2)%

Montage Healdsburg	$1,367.12	$1,032.12	N/A	N/A	$1,078.00	$671.80	N/A	N/A
Four Seasons Resort Napa Valley	$1,460.86	N/A	N/A	N/A	$1,284.21	N/A	N/A	N/A

Total Portfolio (3)	$371.73				$316.27

*Footnotes on page 29

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 28

Supplemental Financial Information August 3, 2022

Property-Level Operating Statistics

Q2 and YTD 2022/2021/2019 Footnotes

(1)	Operating statistics for the second quarter and first six months of 2022 are impacted by room renovations at the Hyatt Regency San Francisco and the Renaissance Washington DC. Operating statistics for the second quarter and first six months of 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.
(2)	Comparable Portfolio operating statistics include the same 12 hotels owned by the Company during the second quarters and first six months of 2022, 2021 and 2019 plus The Confidante Miami Beach acquired by the Company in June 2022. Comparable Portfolio operating statistics for the second quarters and first six months of 2022, 2021 and 2019 include prior ownership information obtained by the Company from the previous owner of The Confidante Miami Beach during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Total Portfolio consists of all 15 hotels owned by the Company as of June 30, 2022. Total Portfolio operating statistics for the second quarter and first six months of 2021 include prior ownership results for the Montage Healdsburg. The Company obtained prior ownership information from the previous owner of the Montage Healdsburg during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 29

Supplemental Financial Information August 3, 2022

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 30

Supplemental Financial Information August 3, 2022

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 2022/2021

Hotels sorted by number of rooms	For the Three Months Ended June 30,
	2022			2021
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$43,536	$14,902	34.2%	$13,759	$1,204	8.8%	2,540	bps
Boston Park Plaza	28,517	9,529	33.4%	5,755	(2,467)	(42.9)%	7,630	bps
Hyatt Regency San Francisco (1)	18,047	2,796	15.5%	4,066	(2,938)	(72.3)%	8,780	bps
Renaissance Washington DC (1)	20,348	7,308	35.9%	6,360	520	8.2%	2,770	bps
Renaissance Orlando at SeaWorld®	21,950	7,237	33.0%	8,409	721	8.6%	2,440	bps
Wailea Beach Resort	41,799	17,676	42.3%	28,642	13,005	45.4%	(310)	bps
JW Marriott New Orleans	10,154	4,384	43.2%	4,754	1,168	24.6%	1,860	bps
Marriott Boston Long Wharf	15,120	6,531	43.2%	5,480	362	6.6%	3,660	bps
Renaissance Long Beach	7,587	2,708	35.7%	5,516	2,431	44.1%	(840)	bps
The Confidante Miami Beach	11,795	3,443	29.2%	8,937	1,876	21.0%	820	bps
The Bidwell Marriott Portland	2,907	749	25.8%	821	(517)	(63.0)%	8,880	bps
Hilton New Orleans St. Charles	3,596	1,319	36.7%	1,799	338	18.8%	1,790	bps
Oceans Edge Resort & Marina	8,364	3,309	39.6%	8,785	4,217	48.0%	(840)	bps

Comparable Portfolio (2)	233,720	81,891	35.0%	103,083	19,920	19.3%	1,570	bps

Montage Healdsburg	16,173	3,323	20.5%	10,052	1,613	16.0%	450	bps
Four Seasons Resort Napa Valley	11,919	2,094	17.6%	—	—	N/A	N/A

Total Portfolio (3)	261,812	87,308	33.3%	113,135	21,533	19.0%	N/A

Less: Prior Ownership (4)
The Confidante Miami Beach	(8,932)	(2,882)	32.3%	(8,937)	(1,876)	21.0%	1,130	bps

Add: Sold Hotels (5)	—	—	N/A	9,920	(2,391)	(24.1)%	N/A

Actual Portfolio (6)	$252,880	$84,426	33.4%	$114,118	$17,266	15.1%	N/A

*Footnotes on page 35

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 31

Supplemental Financial Information August 3, 2022

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 2022/2019

Hotels sorted by number of rooms	For the Three Months Ended June 30,
	2022			2019
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront (1)	$43,536	$14,902	34.2%	$38,650	$12,278	31.8%	240	bps
Boston Park Plaza	28,517	9,529	33.4%	31,539	12,771	40.5%	(710)	bps
Hyatt Regency San Francisco (1)	18,047	2,796	15.5%	30,342	8,314	27.4%	(1,190)	bps
Renaissance Washington DC (1)	20,348	7,308	35.9%	24,618	8,568	34.8%	110	bps
Renaissance Orlando at SeaWorld®	21,950	7,237	33.0%	21,945	7,546	34.4%	(140)	bps
Wailea Beach Resort	41,799	17,676	42.3%	30,208	12,153	40.2%	210	bps
JW Marriott New Orleans	10,154	4,384	43.2%	11,322	5,095	45.0%	(180)	bps
Marriott Boston Long Wharf	15,120	6,531	43.2%	18,302	8,187	44.7%	(150)	bps
Renaissance Long Beach	7,587	2,708	35.7%	7,748	2,595	33.5%	220	bps
The Confidante Miami Beach	11,795	3,443	29.2%	9,384	2,031	21.6%	760	bps
The Bidwell Marriott Portland	2,907	749	25.8%	4,453	1,888	42.4%	(1,660)	bps
Hilton New Orleans St. Charles	3,596	1,319	36.7%	3,602	1,176	32.6%	410	bps
Oceans Edge Resort & Marina (1)	8,364	3,309	39.6%	5,542	1,703	30.7%	890	bps

Comparable Portfolio (2)	233,720	81,891	35.0%	237,655	84,305	35.5%	(50)	bps

Montage Healdsburg	16,173	3,323	20.5%	—	—	N/A	N/A
Four Seasons Resort Napa Valley	11,919	2,094	17.6%	—	—	N/A	N/A

Total Portfolio (3)	261,812	87,308	33.3%	237,655	84,305	35.5%	N/A

Less: Prior Ownership (4)
The Confidante Miami Beach	(8,932)	(2,882)	32.3%	(9,384)	(2,031)	21.6%	1,070	bps

Add: Sold/Disposed Hotels (5)	—	—	N/A	74,600	21,581	28.9%	N/A

Actual Portfolio (6)	$252,880	$84,426	33.4%	$302,871	$103,855	34.3%	N/A

*Footnotes on page 35

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 32

Supplemental Financial Information August 3, 2022

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 YTD 2022/2021

Hotels sorted by number of rooms	For the Six Months Ended June 30,
	2022			2021
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$71,440	$22,981	32.2%	$17,714	$(3,100)	(17.5)%	4,970	bps
Boston Park Plaza	38,895	7,309	18.8%	8,471	(6,284)	(74.2)%	9,300	bps
Hyatt Regency San Francisco (1)	29,007	1,621	5.6%	5,715	(7,036)	(123.1)%	12,870	bps
Renaissance Washington DC (1)	30,119	7,428	24.7%	12,203	2,134	17.5%	720	bps
Renaissance Orlando at SeaWorld®	41,487	14,040	33.8%	11,999	(563)	(4.7)%	3,850	bps
Wailea Beach Resort	78,982	33,681	42.6%	40,901	16,606	40.6%	200	bps
JW Marriott New Orleans	17,097	6,632	38.8%	6,687	626	9.4%	2,940	bps
Marriott Boston Long Wharf	20,975	5,923	28.2%	6,710	(1,704)	(25.4)%	5,360	bps
Renaissance Long Beach	13,835	4,578	33.1%	7,116	2,063	29.0%	410	bps
The Confidante Miami Beach	25,500	9,191	36.0%	16,829	3,346	19.9%	1,610	bps
The Bidwell Marriott Portland	4,690	739	15.8%	1,243	(1,272)	(102.3)%	11,810	bps
Hilton New Orleans St. Charles	6,715	2,734	40.7%	2,545	31	1.2%	3,950	bps
Oceans Edge Resort & Marina	18,392	8,235	44.8%	15,434	7,162	46.4%	(160)	bps

Comparable Portfolio (2)	397,134	125,092	31.5%	153,567	12,009	7.8%	2,370	bps

Montage Healdsburg	25,365	2,501	9.9%	10,052	1,613	16.0%	(610)	bps
Four Seasons Resort Napa Valley	20,461	2,402	11.7%	—	—	N/A	N/A

Total Portfolio (3)	442,960	129,995	29.3%	163,619	13,622	8.3%	N/A

Less: Prior Ownership (4)
The Confidante Miami Beach	(22,637)	(8,630)	38.1%	(16,829)	(3,346)	19.9%	1,820	bps

Add: Sold Hotels (5)	3,234	(2,172)	(67.2)%	13,898	(8,142)	(58.6)%	(860)	bps

Actual Portfolio (6)	$423,557	$119,193	28.1%	$160,688	$2,134	1.3%	N/A

*Footnotes on page 35

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 33

Supplemental Financial Information August 3, 2022

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 YTD 2022/2019

Hotels sorted by number of rooms	For the Six Months Ended June 30,
	2022			2019
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront (1)	$71,440	$22,981	32.2%	$75,336	$23,189	30.8%	140	bps
Boston Park Plaza	38,895	7,309	18.8%	49,399	14,040	28.4%	(960)	bps
Hyatt Regency San Francisco (1)	29,007	1,621	5.6%	61,539	17,168	27.9%	(2,230)	bps
Renaissance Washington DC (1)	30,119	7,428	24.7%	45,514	14,155	31.1%	(640)	bps
Renaissance Orlando at SeaWorld®	41,487	14,040	33.8%	47,658	17,770	37.3%	(350)	bps
Wailea Beach Resort	78,982	33,681	42.6%	61,877	25,372	41.0%	160	bps
JW Marriott New Orleans	17,097	6,632	38.8%	23,054	10,518	45.6%	(680)	bps
Marriott Boston Long Wharf	20,975	5,923	28.2%	28,396	9,776	34.4%	(620)	bps
Renaissance Long Beach	13,835	4,578	33.1%	15,339	5,010	32.7%	40	bps
The Confidante Miami Beach	25,500	9,191	36.0%	21,128	6,006	28.4%	760	bps
The Bidwell Marriott Portland	4,690	739	15.8%	7,790	2,928	37.6%	(2,180)	bps
Hilton New Orleans St. Charles	6,715	2,734	40.7%	7,479	2,342	31.3%	940	bps
Oceans Edge Resort & Marina (1)	18,392	8,235	44.8%	12,274	4,446	36.2%	860	bps

Comparable Portfolio (2)	397,134	125,092	31.5%	456,783	152,720	33.4%	(190)	bps

Montage Healdsburg	25,365	2,501	9.9%	—	—	N/A	N/A
Four Seasons Resort Napa Valley	20,461	2,402	11.7%	—	—	N/A	N/A

Total Portfolio (3)	442,960	129,995	29.3%	456,783	152,720	33.4%	N/A

Less: Prior Ownership (4)
The Confidante Miami Beach	(22,637)	(8,630)	38.1%	(21,128)	(6,006)	28.4%	970	bps

Add: Sold/Disposed Hotels (5)	3,234	(2,172)	(67.2)%	124,873	25,009	20.0%	(8,720)	bps

Actual Portfolio (6)	$423,557	$119,193	28.1%	$560,528	$171,723	30.6%	N/A

*Footnotes on page 35

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 34

Supplemental Financial Information August 3, 2022

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 and Q2 YTD 2022/2021/2019 Footnotes

(1)	Hotel Adjusted EBITDAre for the second quarter and first six months of 2022 are impacted by room renovations at the Hyatt Regency San Francisco and the Renaissance Washington DC. Hotel Adjusted EBITDAre for the second quarter and first six months of 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.
(2)	Comparable Portfolio includes the same 12 hotels owned by the Company during the second quarters and first six months of 2022, 2021 and 2019 plus The Confidante Miami Beach acquired by the Company in June 2022. Amounts included in this presentation for The Confidante Miami Beach include both prior ownership results and the Company's results. The Company obtained prior ownership information from the previous owner of The Confidante Miami Beach during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Total Portfolio consists of all 15 hotels owned by the Company as of June 30, 2022. The Total Portfolio includes the Company’s ownership results for the Montage Healdsburg and the Four Seasons Resort Napa Valley, which were acquired in April 2021 and December 2021, respectively. Both the Montage Healdsburg and the Four Seasons Resort Napa Valley are newly-developed hotels that opened on limited bases in December 2020 and October 2021, respectively. Prior year information is not comparable.
(4)	Prior Ownership includes results for The Confidante Miami Beach prior to the Company’s acquisition of the hotel in June 2022. The Company obtained prior ownership information from the hotel’s previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(5)	Sold Hotels for the first six months of 2022 includes results for the Hyatt Centric Chicago Magnificent Mile, sold in February 2022, and the Embassy Suites Chicago and Hilton Garden Inn Chicago Downtown/Magnificent Mile, sold in March 2022. Sold Hotels for the second quarter and first six months of 2021 also include results for the Embassy Suites La Jolla and the Renaissance Westchester, sold in December 2021 and October 2021, respectively. Sold/Disposed Hotels for the second quarter and first six months of 2019 also include results for the Renaissance Los Angeles Airport sold in December 2020, the Hilton Times Square assigned to its mortgage holder in December 2020, the Renaissance Harborplace sold in July 2020, and the Courtyard by Marriott Los Angeles sold in October 2019.
(6)	Actual Portfolio includes results for the 15 hotels and 18 hotels owned by the Company during the second quarter and first six months of 2022, respectively, and the 18 hotels and 21 hotels owned by the Company during the second quarters and first six months of 2021 and 2019, respectively.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 35